UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2021 (December 12, 2021)

WAVE SYNC CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34113	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 98047102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2021, Wave Sync Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with PX Global Advisors, LLC (the “Investor”), pursuant to which the Investor purchased a convertible promissory note (the “Note”) from the Company in the principal amount of $2,000,000. Pursuant to the terms of the Note, the Note bears an interest rate of 10% per annum, the principal amount and accrued but unpaid interest of the Note shall be due and payable on December 12, 2022 (the “Maturity Date”) and such principal amount and the interest accrued thereon shall be convertible into shares of the Company’s common stock at the selection of the Investor on the Maturity Date at a fixed conversion price of $3.20 per share. The Company shall have the right to prepay the outstanding balance of and interest on this Note at any time prior to the Maturity Date. The Company intends to use the net proceeds from the Note for general working capital purposes. On December 13, 2021, the Company issued the Note to the Investor and consummated the transaction as set forth in the Purchase Agreement.

The offer and sale of the Note and the issuance of any shares issuable pursuant to the conversion of the Note are and shall be made in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The foregoing description of the Note and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Note, which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1*	Convertible Promissory Note dated December 13, 2021
10.1*	Securities Purchase Agreement dated December 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2021	WAVE SYNC CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

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